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                                                                Exhibit 10(k)(5)


                                FIFTH AMENDMENT
                                     TO THE
                         ICF KAISER INTERNATIONAL, INC.
                              SECTION 401(K) PLAN

     WHEREAS, the ICF Kaiser International, Inc. Section 401(k) Plan (hereinafter referred to as the "Plan") was established effective as of March 1, 1989, by ICF Kaiser International, Inc. (hereinafter referred to as the "Company"); and

     WHEREAS, the Plan was most recently restated as of January 1, 1998; and

     WHEREAS, the restated Plan was amended subsequently on four occasions; and

     WHEREAS, the Company desires to amend the Plan again;

     NOW, THEREFORE, effective as of April 7, 1999, the Plan is hereby amended in the respects hereinafter set forth.

     1.  Section 2.6 is hereby amended to provide as follows:

          2.6  Cessation of Coverage of Certain Participants.  Effective as of
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          the date of the Closing with respect to the sale of the Environment and Facilities Management Group ("EFM Group") of the Company to The IT Group, Inc., coverage under the Plan shall be closed to any individual employed by, or at a facility of, the EFM Group and effective as of the date of the Closing with respect to the sale by the Company of the majority of capital stock of ICF Consulting Group, Inc. ("ICF Consulting Group") to ICF Consulting Group Holdings, LLC or any other unrelated entity, coverage under the Plan shall be closed to any individual employed by, or at a facility of, ICF Consulting Group.

     2.   Article VIII of the Plan is hereby amended by the addition of Section
8.10 at the end thereof to provide as follows:

          8.10  Transfer to ICF Consulting Plan.  As soon as practicable after
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          the date of the Closing with respect to the sale by the Company of the majority of its capital stock of ICF Consulting Group to ICF
          Consulting Group Holdings, LLC or any other unrelated entity, the Account balances of Participants who are employed by ICF Consulting Group after such date shall be transferred to a tax-qualified defined contribution plan
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          established by ICF Consulting Group (the "ICF Plan") to be held and maintained thereafter in accordance with the terms of the ICF Plan.

          Executed this 25th day of June, 1999.

                                        ICF KAISER INTERNATIONAL, INC.



                                        By:  /s/ Timothy P. O'Connor
                                             ---------------------------

                                        And: Senior Vice President and
                                             ---------------------------
                                             Chief Financial Officer
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